UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________

FORM 8-K
_____________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

October 27, 2021
Date of Report (date of earliest event reported)

(Exact name of registrant as specified in its charter)

TN	001-15185		62-0803242
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

165 Madison Avenue	Memphis,	Tennessee	38103
(Address of Principal Executive Offices)			(Zip Code)
(Registrant's telephone number, including area code)  (901) 523-4444

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
$0.625 Par Value Common Capital Stock	FHN	New York Stock Exchange LLC
Depositary Shares, each representing a 1/400th interest in	FHN PR B	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series B
Depositary Shares, each representing a 1/400th interest in	FHN PR C	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series C
Depositary Shares, each representing a 1/400th interest in	FHN PR D	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series D
Depositary Shares, each representing a 1/4,000th interest in	FHN PR E	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series E
Depositary Shares, each representing a 1/4,000th interest in	FHN PR F	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series F
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    Adoption of Executive Bonus Plan
On October 26, 2021, the Board of Directors of First Horizon Corporation (“First Horizon”) adopted First Horizon's Executive Bonus Plan (“Bonus Plan”). No bonus opportunities have yet been created under the Bonus Plan. The initial bonus opportunities will be established for 2022. Bonus opportunities for 2021 were established under First Horizon's Management Incentive Plan ("Old Plan"); new bonuses for years after 2021 will not be created under the Old Plan.
The remainder of this Item provides a summary of the material features of the Bonus Plan. Recent executive bonus practices also are noted at times; practices are provided for context, and can be changed without amending the Plan. The descriptions in this Item are qualified in their entirety by reference to the complete text of the Bonus Plan, filed with this Report as Exhibit 10.1.
Purpose
The Bonus Plan provides a framework for First Horizon to offer annual or other short-term incentive opportunities to senior and other key executives to encourage and reward performance of specific financial or other goals. Those goals will be established by the Committee (see Plan Administration below), chosen to further First Horizon’s growth, development, and financial success and to enhance its ability to maintain a competitive position in attracting and retaining qualified key personnel to contribute materially to First Horizon’s success.
The Bonus Plan replaces the Old Plan, and will be used starting with bonuses for 2022.
Plan Administration
The Bonus Plan is administered by a committee ("Committee") designated by the Board, which is composed of at least two non-employee directors who are independent as defined by First Horizon's principal securities exchange. The Board has designated the Compensation Committee as the Committee for the Bonus Plan.
The Committee has authority to interpret the Bonus Plan, adopt rules and regulations for administration of the Plan, select participants eligible to receive awards under the Bonus Plan, select the performance measures to be used for purposes of setting performance goals for such awards, establish performance goals and award amounts (as those terms are defined in the Bonus Plan), and determine the extent to which First Horizon and the participants have achieved the goals applicable to them.
First Horizon's Board has retained authority under the Plan parallel to the Committee's except that the Award limits mentioned below (see Award Limits) do not apply to the Board.
Eligibility and Participation
Employees of First Horizon or any of its subsidiaries ("associates") are eligible to be selected for participation in the Bonus Plan. Currently, First Horizon expects that participants will be limited to senior executive officers and selected other key executives.
Bonus Awards Overview
An opportunity to earn a bonus under the Plan is called a "Bonus Award" or simply an "Award." Each Bonus Award typically has one or more performance goals, based on selected performance measures and established for a performance period. Each Award typically calls for a bonus dollar amount, often expressed as a "target" amount, if the goals are achieved at a particular level. An Award may allow above- or below-target payment for higher or lower performance. The performance period typically is First Horizon's fiscal year (currently the calendar year), but can be a shorter period.
Award Programs
An Award is created for a single participant. Very commonly, the Committee establishes a group of Awards at the same time for a group of participants, using the same performance goals and period. In doing that, the Committee creates an "Award Program." Award Programs vary from year to year as the objectives of First Horizon change over time.
Performance Measures, Goals, and Periods
For each Award under the Bonus Plan, the Committee establishes performance goals, based on selected performance measures, which must be met during a specified performance period.
The performance period for an Award may be a full fiscal year or a portion of a year. The performance period may not exceed one fiscal year, and may not involve part of one year and part of another.
A “performance measure” is any financial, non-financial, operational, or other performance criteria selected by the Committee, including a personal plan measure for a specific participant. A performance measure may focus on company, divisional, unit, department, or personal performance. Without limiting the generality of the foregoing, “non-financial” performance criteria may include measures related to environmental, social, or governance achievements.
A "performance goal" is any goal based on one or more Performance Measures which is established by the

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Committee for a performance period, the attainment of which is necessary for the payment of an Award to a participant at the completion of the performance period. Performance measures and goals may be used for financial reporting purposes, for internal or management purposes, or for any purpose of the Bonus Plan created or defined by the Committee. Personal plan goals are individual performance goals to be achieved by a participant; typically, personal plan goals are not based on quantitative or objective corporate performance.
Bonus Amounts: Target, Threshold, & Maximum
The Committee may create an Award with a single dollar payment for a specified performance level. Much more commonly, the Committee establishes a range of possible payments related to a range of possible performance levels. The range often is described as having threshold (the lowest non-zero outcome), target (the 100% outcome), and maximum performance levels and amounts.
Multiple Awards
The Bonus Plan allows the Committee to grant, to any given participant, more than one Award covering the same bonus year or the same performance period. The Committee has substantial flexibility. For example, such Awards may be alternatives to each other, may cover contiguous performance periods, or may be additive.
Award Limits
The Plan requires that:
•The maximum amount of any single Award may not exceed $4 million.
•The aggregate amounts paid to any participant under all Awards relating to any given fiscal year may not exceed $4 million.
The Committee may not exceed either limit without Board approval.
Committee Discretion Regarding Bonus Outcomes
After an Award or Award Program is created, the Committee retains significant discretion in evaluating performance, adjusting performance outcomes up or down, and determining final amounts earned. In practice, the Committee may use supplemental performance measures or establish supplemental performance goals for the purpose of guiding or informing its exercise of discretion, either positive or negative.
Changes in Award or Award Program
After the commencement or conclusion of a performance period, the Committee may waive, modify, replace, or otherwise adjust any performance measures and/or goals related to any Bonus Award or Award Program, in whole or in part. Similarly, the Committee may waive, modify, or otherwise adjust threshold, target, and maximum amounts, in whole or in part. Moreover, the Committee may cancel any outstanding Award at any time; until a
Bonus is paid, the participant has no right under the Plan to be paid anything under any Award.
Denomination and Payment Form of Bonus Awards
The Committee is authorized to denominate Bonus Awards in cash, in Restricted Cash Units under the 2021 Incentive Plan or its successor ("IP"), or in shares of First Horizon common stock (including share units). Shares are not authorized to be issued under the Bonus Plan. If a Bonus Award is denominated in shares, the Award either must be paid entirely in cash based on the value of shares at a time chosen by the Committee, or must be granted or paid in the form of one or more IP awards. An IP award granted as an Annual Bonus Award must conform with the terms and conditions of the Bonus Plan as well as the terms and conditions of the IP. An IP award granted in payment of a Bonus Award must conform with the terms and conditions of the IP.
A Bonus Award may be denominated in one form and paid in another form. Examples: (1) A Bonus Award may be denominated in shares but paid in cash based on the value of the final number of shares earned at the time of payment, at the end of the Performance Period, or at some other time chosen by the Committee. (2) A Bonus Award may be denominated in dollars but may be paid by the grant of an IP award consisting of Restricted Stock Units with the final payment amount converted from dollars to RSUs based on the value of shares at the time of grant, at the end of the performance period, or at some other time chosen by the Committee.
Termination of Employment Generally
A participant generally must be an associate from the grant date continuously through the payment date in order to receive payment of a Bonus Award. Absent an exception, failure of this condition will result in forfeiture of the Award.
If employment is terminated due to retirement, death, or disability, the Committee may provide for full or partial continuation of an Award, or for payment in cancellation of an Award. At the executive level, the Committee takes a case by case approach to exceptions of these sorts, but exceptions are approved in many cases.
If a participant’s employment with First Horizon is terminated for any reason other than retirement, death, or disability, the Committee may authorize an exception to forfeiture of an outstanding Award, but, in practice, such exceptions are less common.
If the terms of any agreement entered into by First Horizon and a participant govern the payment of any Award under the Bonus Plan, then the payment of that Award is governed by the terms and conditions of that agreement and not by the Bonus Plan.
Change in Control (CIC) Effects
The Bonus Plan itself generally does not require special Bonus outcomes if a CIC occurs, nor does the Plan prohibit special outcomes. Special outcomes may be created

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within an Award or Award Program, or may be created externally, in a separate contract with the participant, or in another First Horizon plan in which the participant participates. More specifically, and without limiting the general statements above:
•In connection with a CIC, an Award or Award Program may provide for acceleration of payment at a specified or calculable payment amount, or may provide for the modification or cancellation of the Award or Program, or may provide for continuation of the Award or Program without any modification, all as determined by the Committee.
•Prior to a CIC, the Committee may modify or cancel an Award or Award Program in anticipation of the CIC in any manner consistent with the Plan that the Committee chooses.
•Following a CIC, the Committee may modify or cancel an Award or Award Program in any manner consistent with the Plan that the Committee chooses.
•A participant may have a CIC severance agreement with First Horizon, or may participate in a CIC severance plan sponsored by First Horizon. Such an agreement or plan may assert control over the timing and payment amount of an Bonus Award granted to that participant, whether or not the participant has a termination of service, and the Plan will be administered to support that assertion.
•The terms of the merger or other agreement governing a CIC, once approved by the Board and First Horizon’s shareholders, may allow, authorize, encourage, or require acceleration, settlement (termination with cash payment), substitution, or other treatment of outstanding Bonus Awards. The Plan will be administered to support any such required outcomes, and may be administered to support any other outcomes consistent with that agreement and its implementation.
Default CIC Treatment
The Bonus Plan neither requires nor prohibits specific outcomes in connection with a CIC event because most participants in the Plan also have arrangements with First Horizon, outside of the Plan, which govern how bonuses will be treated in a CIC context. However, for those situations where no other treatment is prescribed, the Bonus Plan provides for the following:
•If the participant has a termination of service other than for cause (defined below) by First Horizon or its successor during a performance period in which a CIC occurred, the Participant will receive a payment equal to (x) the target amount for the Bonus Award, (y) prorated based upon the number of full months which have elapsed in the performance period as of the date of such termination of service
•If the participant has a termination of service other than for cause by First Horizon or its successor following a performance period in which a CIC occurred, but before the payment date for an Bonus Award related to that performance period, the participant will receive the full amount of the Bonus Award earned but not yet paid for that performance period. Determination of any such “full amount” will be consistent with determinations made for Awards to other participants using the same performance period and performance goals, except that negative discretion may not be employed regarding the terminated participant based on any individual factors, including personal plan goals.
“Cause” is defined in the Bonus Plan, and generally means: (i) a participant’s conviction of a felony or conviction of a misdemeanor involving fraud, false statements or misleading omissions, wrongful taking, embezzlement, bribery, forgery, counterfeiting, or extortion; a participant’s engagement in any conduct which constitutes an employment disqualification under applicable law (including statutory disqualification as defined under the Securities and Exchange Act of 1934); (ii) a participant’s disqualification from employment by First Horizon or its subsidiaries; (iii) a participant’s knowing violation of securities or commodities laws or rules, or related rules of a securities or commodities exchange or association; (iv) a participant’s substantial failure to perform his or her duties; (v) a participant’s knowing and substantial breach of contract; (vi) a participant’s knowing violation of certain policies; (vii) a participant’s knowing and substantial unauthorized use or taking of any property of First Horizon, a client, an associate, or a director; (viii) a participant’s deliberate disparagement of First Horizon, a client, an associate, or a director; or (ix) a participant's deliberate engagement in any conduct substantially detrimental to First Horizon.
Forfeiture and Clawback
As mentioned above (see Termination of Employment Generally), the Plan requires a participant to be employed by First Horizon on the date an Award is paid. Unless an exception applies, termination of employment will result in forfeiture of any unpaid Award.
In addition, each Award is subject to forfeiture prior to payment, and to reimbursement or other recovery of paid or delivered cash or other benefits (“clawback”), to the extent provided in or required by the Committee in relation to the Award or applicable Award Program, by the Bonus Plan, by First Horizon’s compensation recovery policy (“Clawback Policy”), or by applicable laws or regulations.
The Committee or the Board may amend the substance of any or all forfeiture or clawback provisions in the Bonus Plan, or in any unpaid award, as the Committee or the Board determine to be appropriate. The Committee or the Board may move any or all forfeiture or clawback provisions from the Bonus Plan to the Clawback Policy for administrative convenience or in order to facilitate compliance with regulatory or reporting requirements.

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An amendment to the forfeiture or clawback provisions of the Bonus Plan or to the Clawback Policy will not apply retroactively to any then-outstanding award unless explicitly so provided in such amendment or the action adopting such amendment.
The Bonus Plan, the Clawback Policy, or an Award may provide for forfeiture or clawback based on, or triggered by, a restatement or other correction of financial results used to determine the amount paid for the award. In such cases forfeiture or clawback may be absolute, or the amount paid may be merely re-determined based on the corrected information.
First Horizon reserves the right, and in certain cases may have the legal duty, to cause or seek the forfeiture of all or any portion of any Award held by any participant, and/or the clawback from any participant to First Horizon of all or any portion of any Award paid (including any award earned and deferred) to the participant, for any Award where the Board or the Committee concludes in good faith that the participant engaged in fraud or other intentional, knowing, or willful misconduct in connection with the performance of his or her duties as an officer or associate of First Horizon or of any of its subsidiaries.
Amendment and Termination of the Bonus Plan
The Board may terminate or suspend the Bonus Plan, in whole or in part, at any time, and the Board may amend or modify the Bonus Plan at any time. Termination of the Plan ends the Committee's authority to grant new Awards, but generally does not affect outstanding Awards or Award Programs or the Committee's ability to administer them.

ITEM 9.01.     Financial Statements and Exhibits.

(d)    Exhibits

The following exhibits are filed herewith:

Exhibit #	Description
10.1	Executive Bonus Plan
104	Cover Page Interactive Data File, formatted in Inline XBRL

All summaries and descriptions of documents, and of amendments thereto, set forth above are qualified in their entirety by the documents themselves, whether filed as an exhibit hereto or filed as an exhibit to a later report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON CORPORATION
(Registrant)

October 27, 2021	By:	/s/ Clyde A. Billings, Jr.
Clyde A. Billings, Jr.
Senior Vice President, Assistant General Counsel and Corporate Secretary

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